MFS(R) Research Bond Fund J

                      Supplement to the Current Prospectus

Effective immediately, the section entitled "Description of Share Classes - Class B Shares" is replaced in its entirety by the following:

You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first five years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after five years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

The CDSC is imposed according to the following schedule:

                                                      Contingent Deferred
      Year of Redemption After Purchase                 Sales Charge
              First                                         4%
              Second                                        4%
              Third                                         3%
              Fourth                                        2%
              Fifth                                         1%
              Sixth and following                           0%


Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information



                The date of this Supplement is Setember 28, 2005.